EXHIBIT 1.1(a)

                          LORAL CORPORATION
                    Form of Underwriting Agreement
                  [Debt Securities and Debt Warrants]

                                                  New York, New York

          To the Representatives
            named in Schedule I
           hereto of the Under-
          writers named in
          Schedule II hereto
          Dear Sirs:

                         Loral Corporation, a New York corporation (the "Company"), proposes to sell to the underwriters named in
          Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, [the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of [September 1, 1993, between the Company and Continental Bank, National Association]1/, as trustee (the "Trustee").]2/ If the firm or firms listed in Schedule II
          _______________________________
          1/ If subordinated debt securities are being offered, replace with: "May 1, 1994, between the Company and The Bank of New York, a national banking association".
          2/ If warrants are being offered, replace with: "the warrants (the "Securities") indicated in Schedule I hereto to purchase the aggregate principal amount listed in
          Schedule I hereto of the debt securities listed in
          Schedule I hereto, to be issued pursuant to the Warrant Agreement listed in Schedule I hereto (the "Warrant
          Agreement") between the Company and the Warrant Agent listed in Schedule I hereto.

                If convertible debt securities are being offered, insert: "The Securities are convertible as indicated in
          Schedule I hereto."

          * Provisions for an over-allotment option are not set forth herein. Reference should be made to the form of equity
          Underwriting Agreement filed as Exhibit 1.2 to this Registration Statement for such provisions.


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          hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.
                        1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this
          Section 1 are defined in paragraph (c) hereof.

                (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                        (i)  The Company may have filed with the
                    Commission one or more amendments to such registration statement, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will hereafter file with the Commission pursuant to Rules 415 and 424(b)(2) or
                    (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof 3/ and, except to the extent the Representatives shall agree in writing to any modification thereof, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall be in such form with only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                        (ii)  The Company may have filed with the
                    Commission one or more amendments to such registration statement, including a Preliminary Final Prospectus, each of which has previously been furnished to you.
                    The Company will hereafter file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof 4/ . As filed, such final prospectus supple ment or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with
          _______________________________
                    3/ If convertible securities are being offered, insert:
                    ", and with respect to the securities identified in
                    Schedule I hereto issuable upon conversion of the Securities,".

                    If warrants are being offered, insert: ", and with respect to the debt securities identified in Schedule I hereto issuable upon exercise of the Securities,".

                    4/ If convertible securities are being offered, insert:
                    ", and with respect to the securities identified in
                    Schedule I hereto issuable upon conversion of the Securities".

                    If warrants are being offered, insert: ", and with respect to the debt securities identified in Schedule I hereto issuable upon exercise of the Securities".

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                    respect to the Securities and the offering thereof and,
                    except to the extent the Representatives shall agree in writing to any modification thereof, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall be in such form with only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                (b)  On the Effective Date, the Registration Statement
               did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing Date) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture 5/ did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (as supplemented and amended in the case of the Closing
               Date) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing
          _______________________________
               5/ If warrants are being offered, insert: "identified in Schedule I hereto (the "Indenture")".

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               to the Company by or on behalf of any Underwriter through
               the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement or amendment thereto).

                (c) The terms which follow, when used in this Agreement, shall have the meanings indicated.

                        "Basic Prospectus" shall mean the prospectus
                    referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus.

                        "Delayed Offering" shall mean an offering of
                    securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

                        "Effective Date" shall mean each date that the
                    Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed.

                        "Execution Time" shall mean the date and time that
                    this Agreement is executed and delivered by the parties hereto.

                        "Final Prospectus" shall mean the prospectus
                    supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date.

                        "Non-Delayed Offering" shall mean an offering of
                    securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included

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                    in such registration statement at the effective date
                    thereof.

                        "Preliminary Final Prospectus" shall mean any
                    preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus.

                        "Registration Statement" shall mean the
                    registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter de fined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                        "Rule 415", "Rule 424", "Rule 430A" and
                    "Regulation S-K" refer to such rules or regulation under the Act.

                        "Rule 430A Information" means information with
                    respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

               Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
               Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.


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                (d)  The Company and each of its subsidiaries (as
               defined in Rule 405 under the Act) have been duly incorpo rated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than the subsidiaries of the Company listed in Schedule I hereto or in Exhibit 22.1 of the Annual Report on Form 10-K of the Company filed with the Commission under Section 13 of the Exchange Act for the fiscal year of the Company most recently ended) is a "significant subsidiary" as such term is defined in Rule 405 under the Act.

                (e)  [The] 6/ Indenture has been duly authorized,
               executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair
          _______________________________
               6/ If warrants are being offered, replace with: "The
               Warrant Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement; and the".


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               dealing; and the [Securities] 7/ have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture, 8/ will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing; and the Securities 9/ , when issued and delivered, will conform to the description thereof contained in the Final Prospectus. 10/

                (f) The execution, delivery and performance of this Agreement by 11/ the Company and the consummation of the
          _______________________________
               7/ If warrants are being offered, replace with:
               "securities identified in Schedule I hereto issuable upon exercise of the Securities".

               8/ If warrants are being offered, insert: "and the Warrant Agreement".

               9/ If convertible securities are being offered, insert: "and the securities identified in Schedule I hereto issuable upon conversion of the Securities".

               If warrants are being offered, insert: "and the securities identified in Schedule I hereto issuable upon exercise of the Securities".

               10/ If convertible debt securities are being offered, insert: "and the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the securities issuable upon the conversion thereof; and the securities initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable;".

               11/ If subordinated debt securities are being offered, insert: "and the Indenture."


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               transactions contemplated hereby and thereby will not
               conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien or security interest on any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Securities under the Act and such consents, approvals, authorizations, registra tions or qualifications as may be required under the Ex change Act and applicable state securities laws in connec tion with the purchase and distribution of the Securities by the Underwriters, and except for filings or registrations relating to the Securities required to be made with the United States Department of Defense, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the consumma tion of the transactions contemplated hereby and thereby.

                (g) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, manage ment, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a

           -----------------------------
                If warrants are being offered, insert: "and the Warrant Agreement".


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               whole, otherwise than as set forth or contemplated in the
               Final Prospectus.

                (h) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or the Final Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

                (i) Coopers & Lybrand, who have certified certain financial statements of the Company, and whose report appears in the Final Prospectus or is incorporated by reference therein, are independent public accountants as required by the Act and the rules and regulations thereun der.

                        2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                        If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to


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          be entered into with institutional investors, including commer cial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company, but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount of the Securities set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

                        3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New
          York Clearing House bank and payable in next day funds. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives


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          may request not less than three full business days in advance of the Closing Date.

                        The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                        4. Agreements. The Company agrees with the several Underwriters that:

                (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective as soon as reasonably practicable thereafter. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or amendments or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any


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               such qualification and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

                (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                (d) The Company will furnish promptly to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering of Securities pursuant to this Agreement.

                (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company will not be obligated to qualify the Securities in any such jurisdiction in which such qualification would require the Company to qualify to do business as a foreign corporation or file a general consent to service of process; and will


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               arrange for the determination of the legality of the
               Securities for purchase by institutional investors.

                (f) Until the date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, [any debt securities issued or guaranteed by the Company 12/ (other than the Securities).] 13/

                (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date hereof, or if the information reported in the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Florida Department of Banking and Finance (the "Department") notice of such business or change, as appropriate, in a form acceptable to the Department.

                        5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company
          contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the
          _______________________________
               12/ If warrants are being offered, insert: "or any securities convertible into, or exchangeable for, debt securities issued or guaranteed by the Company".

               13/ If convertible debt securities are being offered, replace with: "any equity securities of the Company or any securities convertible into, or exchangeable for, equity securities of the Company (other than the Securities); provided, however, that the Company may issue and sell equity securities of the Company pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue equity securities issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time."

          performance by the Company of its obligations hereunder and to the following additional conditions:

                (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than
               (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
               (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supple ment thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                (b)(1)  The Company shall have furnished to the
               Representatives the opinion of Michael B. Targoff, Esq., Senior Vice President and Secretary of the Company, dated the Closing Date, to the effect that:

                        (i) the Company and each of its material subsidi
                    aries listed on Schedule I hereto (A) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, (B) to the best of such counsel's knowledge and information, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its material subsidiaries listed on Schedule I hereto taken as a whole), and (C) have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                        (ii) all the outstanding shares of capital stock
                    of each of the Company's material subsidiaries listed on Schedule I hereto have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the material subsidiaries listed on Schedule I hereto are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances;

                        (iii) the Company's authorized equity capital
                    ization is as set forth in the Final Prospectus; the capital stock of the Company, and the Securities, conform to the descriptions thereof contained in the
                    Final Prospectus; 14/ and, if the Final Prospectus
                    states that the Securities 15/ are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evi
                    dence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities 16/ with such securities exchange and such
          _______________________________
                    14/ If convertible debt securities are being offered, insert: "and the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the securities issuable upon the conversion thereof; and the securities initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable;".

                    15/ If convertible debt securities are being offered, insert: "or the securities identified in Schedule I hereto issuable upon conversion of the Securities".

                    If warrants are being offered, insert: "or the securities identified is Schedule I hereto issuable upon exercise of the Securities".

                    16/ If convertible debt securities are being offered, insert: "and the securities issuable upon conversion of the Securities".

                    If warrants are being offered, insert: "and the securities issuable upon exercise of the Securities".

                    counsel has no reason to believe that the Securities 17/ will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                        (iv) 18/ the Indenture conforms to the
                    requirements of the Trust Indenture Act and the
                    applicable rules and regulations thereunder, and has
                    been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture
                    Act and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company enforceable against
                    the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other
                    similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing; the
          _______________________________
                    17/ If convertible debt securities are being offered, insert: "or the securities issuable upon conversion of the Securities, as the case may be,".

                    If warrants are being offered, insert "or the securities issuable upon exercise of the Securities, as the case may be,".

                    18/ If warrants are being offered, insert: "the Warrant Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement; and".

                    [Securities] 19/ have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and delivered to and paid for by the Underwriters pursuant to [this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities] 20/ , will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bank ruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by any implied covenant of good faith and fair dealing;

                        (v) to the best of such counsel's knowledge and
                    information and other than as set forth in the Final Prospectus, there are no legal or governmental proceed ings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material
                    adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and,
                    to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;
                    and the statements included or incorporated in the
                    Final Prospectus describing any legal proceedings or material contracts or agreements relating to the
                    Company fairly summarize such matters; and, to the best
          _______________________________
                    19/ If warrants are being offered, replace with:
                    "securities identified in Schedule I hereto issuable upon exercise of the Securities".

                    20/ If warrants are being offered, replace with: "the Warrant Agreement".

                    of such counsel's knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any franchise, contract or other document so described or filed;

                        (vi) the Registration Statement has become
                    effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and notes thereto and supporting schedules and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                        (vii) this Agreement and any Delayed Delivery
                    Contracts have been duly authorized, executed and delivered by the Company;

                        (viii) no consent, approval, authorization or
                    order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts or for the performance by the Company of its obligations under the Securities, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                        (ix) neither the execution and delivery of the
                    Indenture, 21/ the issue and sale of, and performance by the Company of its obligations under, the Securities, nor the consummation of any other of the
          _______________________________
                    21/ If warrants are being offered, insert: "and the Warrant Agreement".

                    transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) any law or the charter or by-laws of the Company, (B) the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its material subsidiaries listed on Schedule I hereto is a party or bound, or (C) any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; 22/

                        Such counsel shall also state that on the basis of
                    his involvement in the preparation of the Registration Statement and although he has not verified the accuracy or completeness of the statements contained therein or in any amendment thereto, nothing has come to his attention that causes him to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact (other than the financial statements and notes thereto and supporting schedules and other financial and statistical data derived therefrom included or incorporated by reference therein) required to be stated therein or necessary to make the state ments therein not misleading or that the Final Prospec tus (other than the financial statements and notes thereto and supporting schedules and other financial and statistical data derived therefrom included or incorporated by reference therein) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (2)  The Company also shall have furnished to the
               Representatives the opinion of Willkie Farr & Gallagher,
          _______________________________
               22/ If convertible securities are being offered, insert: "(x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;".

               counsel for the Company, dated the Closing Date, to the same effect as that described in the preceding paragraph (b)(1) of this Section 5, except for subparagraphs (i)(B), (ii),
               (v) and (ix)(C) thereof.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (d) The Company shall have furnished to the Repre sentatives a certificate of the Company, signed by the Chairman of the Board, President, Chief Executive Officer or Senior Vice President, and by the principal financial or accounting officer, of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                        (i) the representations and warranties of the
                    Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of
                    the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                        (iii) since the date of the most recent financial
                    statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                (e) At the Closing Date, Coopers & Lybrand shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating to the effect set forth in Exhibit A to Schedule I hereto.

                References to the Final Prospectus in this
               paragraph (e) include any supplement thereto at the date of the letter.

                In addition, if so provided in Schedule I hereto, at
               the Execution Time, Coopers & Lybrand shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above (including Exhibit A to Schedule I hereto).

                (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the

               Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                        If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                        6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                        7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus, the Registration Statement or the Final
          Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Basic Prospectus, any Preliminary Final Prospectus, the Registration Statement or the Final Prospectus or in any such amendment or supplement in reliance upon and in conformity with written infor mation furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein;
          and provided further, however, that as to any Preliminary Final Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Final Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Final Prospectus was corrected in the Final
          Prospectus, unless such failure resulted from noncompliance by the Company with Section 4(d). For purposes of the last proviso to the immediately preceding sentence, the term "Final
          Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any the Preliminary Final

          Prospectus or the Final Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

                        (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration
          Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus, the Registration Statement or the
          Final Prospectus or in any amendment or supplement thereto or
          (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                        (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
          Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnify ing party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
          (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 7 consist of any Underwriter or any of their respective controlling persons, or by the Company, if the indemnified parties under this Section 7 consist of the Company or any of the Company's directors, officers or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action of claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                        (d)  If the indemnification provided for in this
          Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Sec tion 7(c) and as a result is not entitled to indemnification thereunder, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Under writer has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                        (e) The Underwriters severally confirm that the statements with respect to distribution by the Underwriters of the Securities set forth on the cover page of, and under the caption "Underwriting" or "Plan of Distribution" in, the Final Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Final Prospectus.

                        8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated severally to purchase and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to pur chase; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities if the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the aggregate amount of Securities and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the amount of Securities set forth opposite its name in Schedule II hereto. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased by the defaulting Underwriter or Underwriters. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4 and 6. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
          Schedule II hereto who, pursuant to this Section 8, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

                        Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Final Prospectus or in any other document or arrangement.

                        9. Termination. This Agreement shall be subject to termination at the option of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally or in the Company's Common Stock on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on either of such exchanges or such market by the Commission or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated by the Final Prospectus (exclusive of any supplement thereto).

                        10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
          Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 600 Third Avenue, New York, N.Y. 10016, attention of Michael B. Targoff, Senior Vice President and Secretary.

                        12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                        13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflicts of laws principles thereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.
                              Very truly yours,
                                        LORAL CORPORATION

                                        By:
                                        _________________________
                                   Name:
                                   Title:
The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.
By:
   ______________________
   Name:
   Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                                      SCHEDULE I
                                                [Debt Securities]

Underwriting Agreement dated ___________ __, 199_

Registration Statement No. _________

Representatives:

Title, Purchase Price and Description of Securities:

     Title:

     Principal amount:

     Purchase price (include accrued interest or amortization, if any):

     Conversion provisions:

     Subordination provisions:

     Sinking fund provisions:

     Redemption provisions:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

Date referred to in Section 4(f) before which the Company may not offer or sell [debt securities issued or guaranteed by the Company] 23/ without the consent of the Representatives:

Whether letter from Coopers & Lybrand is required to be delivered pursuant to Section 5(e) at the Execution Time:

List any additional "significant subsidiaries" of the Company, as referred to in Section 1(d):

List of "material subsidiaries" of the Company, as referred to in
Section 5(b)(1):
- ----------------------
23/ If convertible debt securities are being offered, replace with: "any equity securities of the Company or any securities convertible into, or exchangeable for, equity securities of the Company".

                                                      SCHEDULE I
                                                       [Warrants]

Underwriting Agreement Dated:

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities Issuable Upon
Exercise of Warrants:

Title:

Indenture:

Principal amount:

Sinking fund provisions:

Redemption provisions:

Other provisions:

Description of Warrants:

Title of Warrants:

Number of Warrants:

Purchase price:

Warrant Agent:

Warrant exercise price and date:

Principal amount of securities issuable upon exercise of one
Warrant:

Date after which Warrants may be exercised:

Expiration date:

Detachable date:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

Date referred to in Section 4(f) before which the Company may not offer or sell debt securities issued or guaranteed by the Company or any securities convertible into, or exchangeable for, debt securities issued or guaranteed by the Company without the consent of the Representatives:

Whether letter from Coopers & Lybrand is required to be delivered pursuant to Section 5(e) at the Execution Time:

List any additional "significant subsidiaries" of the Company, as referred to in Section 1(d):

List of "material subsidiaries" of the Company, as referred to in
Section 5(b)(1):

                         EXHIBIT A TO SCHEDULE I

          In the letter or letters furnished to the Representatives pursuant to Section 5(e), Coopers & Lybrand shall, subject to such limitations and qualifications as are required by applicable accounting rules and standards including, without limitation, the Statement on Auditing Standards Number 72, state in effect that:

          (1) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (2) they have read the minutes of the meetings of the Stockholders, the Board of Directors and the Executive and Audit and Government Compliance Committees of the Company and carried out certain other procedures to a period at least five days prior to the date of this letter as follows:

               (a) with respect to the unaudited financial statements included or incorporated in the Registration
          Statement and the Final Prospectus;

                    (i) read any unaudited financial statements
               included or incorporated in the Registration
               Statement and the Final Prospectus and agreed the amounts contained therein with the Company's accounting records for the corresponding periods;

                    (ii) inquired of certain officials of the
               Company who have responsibility for financial and accounting matters whether the unaudited financial statements referred to in clause (i) above are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement and the Final Prospectus, and whether such financial statements comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations;

               (b) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, inquired of certain officials of the Company who have responsibility for financial and accounting matters: (i) whether there was any change in the common stock or capital surplus (other than issuances of Common Stock upon the exercise of stock options outstanding as of the date of the most recent financial statements or pursuant to Company benefit plans), increase in consolidated long-term debt, including the current portion thereof or any significant change in the consolidated net current assets (for the purposes of this paragraph the term "significant" shall mean a net change of greater than 5%) or any decrease in the shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet incorporated by reference in the Registration Statement and the Final Prospectus; or (ii) with respect to the period from the date of the most recent financial statements incorporated by reference in the Registration Statement and the Final Prospectus to the specified date referred to above, whether there were any decreases, as compared with the corresponding period in the preceding year, in consolidated sales or in the total or per-share amounts of income before the cumulative effect of changes in accounting or of net income;

          (3) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and

          (4) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, including, without limitation, Exhibit 12 to the Registration Statement, and in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                          SCHEDULE II

                                            Principal Amount
                                             of Securities to
Underwriters                                  be Purchased
- ------------                                -----------------






                                             ________________

                         Total . . . . . . . ================

                                                    SCHEDULE III

                    Delayed Delivery Contract

                                                           , 19

[Insert name and address
  of lead representative]

Dear Sirs:

          The undersigned hereby agrees to purchase from Loral Corporation (the "Company"), and the Company agrees to sell to
the undersigned, on              , 19  , (the "Delivery Date"),
$         principal amount of the Company's
(the "Securities") offered by the Company's Prospectus dated
         , 19  , receipt of a copy of which is hereby
acknowledged, at a purchase price of   % of the principal amount
thereof, plus [accrued interest] [amortization of original issue
discount], if any, thereon from              , 19  , to the date
of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              Very truly yours,

                              _________________________________
                                   (Name of Purchaser)

                              By_______________________________
                                (Signature and Title of Officer)

                              _________________________________
                                        (Address)

Accepted:
LORAL CORPORATION
By:___________________________
   Title: